EXHIBIT 10.1


               SERIES A SENIOR PREFERRED EQUITY SECURITY AGREEMENT

      THIS SERIES A SENIOR PREFERRED SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 23rd day of April, 2004, by and among POWERHOUSE TECHNOLOGIES GROUP, INC., a Delaware corporation and First Person Software, Inc., a California corporation (together, the "Company"), and MIDDLEBURY CAPITAL, LLC, a Delaware limited liability company ("MC" or "Agent") and each other person or entity listed as a Secured Party on Schedule 1 attached to this Agreement (the "Purchasers" and together with MC the "Secured Party"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in those Series A Senior Units Purchase Agreements dated April 23, 2004, between the Company and the parties identified as Purchasers on Schedule 1 hereto (together, the "Purchase Agreement").

                                    Recitals
                                    --------

            WHEREAS, Secured Party has agreed to purchase the Series A Senior Preferred Stock from the Company pursuant to the terms of the Purchase Agreement and the Certificate of Designations for the Series A Senior Preferred Stock.

            WHEREAS, Secured Party has required, as a condition to purchasing the Series A Senior Preferred Stock, that Company grant Secured Party a first priority security interest in all of Company's patents listed in Exhibit A hereto, the proceeds attributable to such patents and the employment agreements of Company senior management, and to that end has required the execution and delivery of this Agreement by Company.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Purchase Agreement, and the Certificate of Designations for Series A Senior Preferred Stock, the parties hereto, intending to be legally bound, agree as follows:

      1. Incorporation of Recitals, Purchase Agreement, and Series A Senior Preferred Stock. The foregoing Recitals, the Purchase Agreement, the Certificate of Designations for the Series A Senior Preferred Stock are hereby incorporated herein in their entirety by this reference.

      2. Definitions. The following terms shall have the meanings set forth below:

                  "Agreements" means all employment agreements with senior management of the Company.

                  "Collateral" shall mean all General Intangibles, Agreements and Proceeds. Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property, rights or licenses to the extent the granting of a security interest therein would be contrary to applicable law.

                  "Copyrights" shall mean, collectively, all of Company's copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether published or unpublished, now owned or existing or created or hereafter acquired or arising.

                  "Copyright Collateral" shall mean, collectively, all Copyrights and Copyright Licenses to which Company is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.

                  "Copyright License" shall mean any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by Company or which Company otherwise has the right to license, or granting any right to Company under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of Company under any such agreement.

                  "General Intangibles" shall mean all of the Company's present and future general intangibles of every kind and description, including (without limitation) all Copyright Collateral, all Patent Collateral and all Trademark Collateral and the goodwill of the business symbolized thereby, Federal, State and local tax refund claims of all kinds.

                  "Obligations" means each and every debt, liability, and obligation of every kind and description arising under or in connection with the Purchase Agreement or the Series A Senior Certificate of Designations which Company may now or at any time hereafter owe to Secured Party.

                  "Patent Collateral" shall mean, collectively, all Patents and all Patent Licenses to which Company is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.

                  "Patent License" shall mean any agreement, whether written or oral, now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by Company or which Company otherwise has the right to license, is in existence, or granting to Company any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of Company under any such agreement.

                  "Patents" shall mean, collectively, all of Company's letters patent under the laws of the United States listed on Exhibit A hereto, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions described therein, all reissues, continuations, divisions, renewals, extensions, continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

                  "Permitted Liens" shall mean, collectively, the following: (i) liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are being contested in good faith by the appropriate procedures and for which appropriate reserves are maintained; (ii) liens in favor of Agent and/or the Secured Party; and
      (iii) licenses or sublicenses of Patents, in each instance granted to others not interfering in any material respect with the business of the Company.

                  "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral.

                  "Security Interest" has the meaning given in Section 3(b).

                  "Trademarks" shall mean, collectively, all of Company's trademarks, service marks, trade names, corporate and company names, business names, fictitious business names, service marks, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

                  "Trademark Collateral" shall mean, collectively, all Trademarks and Trademark Licenses to which Company is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.

                  "Trademark License" shall mean any agreement, whether written or oral, now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by Company or which Company otherwise has the right to license, or granting any right to Company under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of Company under any such agreement.

      3.    Security for Obligations.

            a. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, conversion, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 363(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)) of all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Series A Senior Preferred Stock and this Agreement and all extensions or renewals thereof, whether for principal, interest, (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Secured Party as a preference, fraudulent transfer or otherwise (all such obligations of Company, together with the Obligations, being the "Secured Obligations").

            b. Security Interest. As security for the payment or performance, as the case may be, of the Secured Obligations, the Company hereby creates and grants to the Agent, its successors and its assigns, for its own benefit and for the pro rata benefit of the Purchasers, their successors and their assigns, a security interest in the Collateral (the "Security Interest"). Without limiting the foregoing, the Agent is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Company as debtors and the Agent as secured party.

      The Company agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

      4. Representations and Warranties. Company represents and warrants as follows:

            a. Financing Statements. Except for the financing statements in favor of Secured Party, at the time of granting the security interest described herein, no financing statement covering the Collateral or any portion thereof will be on file in any public office and Company agrees not to execute or authorize the filing of any such additional financing statement in favor of any person, entity or governmental agency (whether federal, state or local) other than Secured Party as long as any portion of the Obligations evidenced by the Series A Senior Preferred Stock remain unpaid.

            b. Legal Name. Company's exact legal name is as set forth in the first paragraph of this Security Agreement. Company shall not change its legal name or its form of organization without 30 days' prior written notice to Secured Party.

            c. Title and Authority. Company has (i) rights in and good title to the Collateral in which it is granting a security interest hereunder and (ii) the requisite corporate power and authority to grant to the Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained. Company has the sole, full and clear title to each of the Patents shown on Schedule B hereto and the registrations thereof are valid and subsisting and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that the Agent, upon prior written notice by Company, shall consent, Company will not do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated and shall notify the Agent immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated. Company hereby represents and warrants that the Patents shown on Schedule B are the only issued U.S. patents owned by Company as of the date of this Agreement.

            d. Filing. Fully executed Uniform Commercial Code financing statements containing a description of the Collateral shall have been, or shall be delivered to the Agent in a form such that they can be, filed of record in every governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Agent in respect of the Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

            e. Validity of Security Interest. The Security Interest constitutes a valid, legal and perfected first priority security interest in all of the Collateral for payment and performance of the Secured Obligations subject only to Permitted Liens.

            f. Locations of Collateral; Place of Business. Company hereby represents and warrants that all the Collateral is located at the locations listed on Schedule 2 hereto and that its federal employer identification number is as set forth on said Schedule. The Company agrees not to establish, or permit to be established, any other location for Collateral unless all filings under the Uniform Commercial Code as in effect in any state or otherwise which are required by this Agreement or the Purchase Agreement to be made with respect to the Collateral have been made and the Agent has a valid, legal and perfected first priority security interest in the Collateral. Company confirms that its chief executive office is located at the office indicated on Schedule 2 hereto. Company agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the Uniform Commercial Code or otherwise which are required by this Agreement to be made have been made and the Agent has a valid, legal and perfected first priority security interest

      5.    Covenants and Agreements. Company covenants and agrees as follows:

            a. Restrictions. Company agrees that until the Obligations shall have been satisfied in full, Company shall not, without Secured Party's prior written consent, assign, transfer, encumber or otherwise dispose of the Collateral, or any interest therein, except that Company may (i) license (other than on an exclusive basis for all known fields of use for the duration of the term of the patent) or grant similar rights and interests on an arm's length basis consistent with good industry practice in all or any part of the Collateral to unrelated third parties pursuant to its business and (ii) sell, license on an exclusive basis for all known fields of use for the duration of the term of the patent or otherwise transfer for value all or any part of the Collateral with the prior written consent of the Secured Party, which consent will not be unreasonably withheld. Company further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to Secured Party under this Agreement.

            b. Defense. Company shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the Security Interest of the Agent in such Collateral, and the priority thereof, against any adverse lien of any nature whatsoever (other than Permitted Liens).

            c. Maintenance. Company shall at all times and at its own expense maintain and keep, or cause to be maintained and kept, the Collateral. Company shall perform all acts and execute all documents, including, without limitation, security agreements in form suitable for filing with the United States Patent and Trademark Office, substantially in the form of Exhibit B, hereof requested by the Agent at any time to evidence, perfect, maintain, record and enforce the Agent's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Company hereby authorizes the Agent to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by the Agent. Company will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States or any State thereof to maintain each application and registration of the Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

            d. Secured Party's Right to Take Action. If, after ten days written notice from Secured Party, Company fails to perform or observe any of its covenants or agreements set forth in this Section 5 or if Company notifies Secured Party that it intends to abandon all or any part of the Collateral, Secured Party may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place, and stead of Company (or, in the case of intended abandonment, in Secured Party's own name) and may (but need not) take any and all other actions that Secured Party may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

            e. Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Company shall pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Secured Party in connection with or as a result of Secured Party's taking action under subsection 5(d), except for intended abandonment of the Collateral by Company, or exercising its rights under Section 7, together with interest thereon from the date expended or incurred by Secured Party.

            f. Use and Disposition of Collateral. Company shall not make or permit to be made any assignment, pledge or hypothecation of the Collateral other than Permitted Liens, or grant any security interest in the Collateral except for the Security Interest and Permitted Liens. Company shall not make or permit to be made any transfer of any Collateral, except in the ordinary course of business, and Company shall remain at all times in possession of the Collateral owned by it other than transfers to the Agent pursuant to the provisions hereof and as otherwise provided in this Agreement. The Agent shall have the right, as the true and lawful agent of the Company, with power of substitution for the Company and in the Company's name, the Agent's name or otherwise, for the use and benefit of the Agent and the Purchasers and solely to effect the purposes of this Agreement, (i) to endorse the Company's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment with respect to the Collateral that may come into its possession;
      (ii) to sign the name of the Company on any invoice relating to any of the Collateral and (iii) upon the occurrence and during the continuance of an event of default under this Agreement or under the Series A Senior Preferred Stock, (A) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences or instruments of payment relating to the Collateral or any part thereof, and Company hereby waives notice of presentment, protest and non-payment of any instrument so endorsed, (B) to demand, collect, receive payment of, give receipt for, extend the time of payment of and give discharges and releases of all or any of the Collateral and/or release the obligor thereon, (C) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (D) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral, and (H) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or any Purchaser to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or such Purchaser or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or any Purchaser or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Company or to any claim or action against the Agent or any Purchaser in the absence of the gross negligence or willful misconduct of the Agent or such Purchaser; and provided further that, the Agent shall at all times act reasonably and in good faith. It is understood and agreed that the appointment of the Agent as the agent of the Company for the purposes set forth above in this
      Section 5(f) is coupled with an interest and is irrevocable. The provisions of this Section 5(f) shall in no event relieve Company of any of its obligations hereunder with respect to the Collateral or any part thereof (other than obligations which are impaired as a result of actions taken by the Agent pursuant to this Section 5(f)) or impose any obligation on the Agent or any Purchaser to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any Purchaser of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise. Anytime action is taken under this Section 5(f), prompt written notice of such action shall be provided to Company by Agent.

            g. Further Assurances. Company agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent. Company agrees to notify promptly the Agent of any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records.

      6. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"):

            a. an Event of Default, under any indebtedness owed by the Company shall occur; or

            b. Company shall fail promptly to observe or perform any covenant or agreement herein binding on it or shall fail to satisfy any Obligations to the Secured Party; or

            c. there is any levy, seizure, or attachment of all or any material portion of the Collateral, other than as set forth in this Agreement; or

            d. any of the representations or warranties contained in Section 4 or in the Purchase Agreement shall prove to have been incorrect in any material respect when made.

      7. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may, at its option, take any or all of the following actions:

            a. exercise any or all remedies available under this Agreement including, without limitation, any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law; or

            b. sell, assign, transfer, pledge, encumber, or otherwise dispose of the Collateral; or

            c. enforce the patents and the Agreements comprising the Collateral and if Secured Party shall commence any suit for such enforcement, Company shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement; or

            d. incur expenses, including attorneys' fees at the regular hourly rates of Secured Party's counsel from time to time in effect, legal expenses and costs for the exercise of any right or power under this Security Agreement, which expenses are secured by this Security Agreement.

Any disposition of Collateral by Agent shall be subject to the mandatory requirements of applicable law and subject to the requirement that Agent act reasonably and in good faith. Subject to such conditions, Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and Company hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall give the Company ten (10) days' written notice (which Company agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot, as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 7, any Purchaser may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Company (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and any such Purchaser may make payment on account thereof by using any claim then due and payable to any such Purchaser from Company as a credit against the purchase price, and any such Purchaser may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Company therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and Company shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all events of default shall have been remedied and the Secured Obligations paid in full. Company shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.

      8.    Designation of Agent; Indemnity.

            a. The Purchasers hereby irrevocably designate MC (and its successors and assigns) as their agent and MC hereby accepts such designation, in order to execute any and all instruments or other documents on behalf of the Purchasers and to do any and all other acts or things on behalf of the Purchasers that MC (or its successors or assigns) in its sole discretion deems necessary or advisable or that may be required pursuant to this Agreement or otherwise, to exercise Secured Party's rights and remedies under this Agreement. None of the Purchasers may take any action or exercise any rights under this Agreement except through MC as their agent. Company hereby appoints the Agent the attorney-in-fact of Company solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable so long as this Agreement and the Security Interest have not been terminated and coupled with an interest.

            b. MC, as agent, shall have no duties or responsibilities whatsoever with respect to the Collateral except as are specifically set forth herein. MC, in its capacity as agent for the Purchasers, shall neither be responsible for or under, nor chargeable with knowledge of the terms and conditions of, any other agreement, instrument or document in connection herewith. MC may conclusively rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to any written notice, instrument, request, consent, certificate, document, letter, telegram, opinion, order, resolution or other writing hereunder without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document. MC shall have no responsibility for the contents of any such writing contemplated herein and may rely without any liability upon the contents thereof.

            c. MC, in its capacity as agent for the Purchasers, shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or with the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be of MC's own choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except for its own willful misconduct or negligence.

            d. Each of the Purchasers and the Company (each, an "Indemnifying Parties") agrees to indemnify MC, in its capacity as agent for the Purchasers, and its employees, directors, officers and agents and hold each harmless against any and all liabilities incurred by it hereunder as a consequence of such party's action, and each Indemnifying Party agrees to indemnify MC, in its capacity as agent for the Purchasers, and hold it harmless against any claims, costs, payments, and expenses (including the fees and expenses of counsel) and all liabilities incurred by it in connection with the performance of its duties hereunder, except in the case for claims, costs, payments, and expenses (including the fees and expenses of counsel) and liabilities incurred by MC resulting from its own willful misconduct or gross negligence.

      9. Application of Proceeds. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

            FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Company and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

            SECOND, pro rata to the payment in full of the liquidation preference and accrued and unpaid dividends in respect of the Series A Senior Preferred Stock outstanding (pro rata as among the Purchasers in accordance with the number of shares of Series A Senior Preferred Stock held by them);

            THIRD, to the Company, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

      10. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of (i) any partial invalidity or unenforceability of any Obligations, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Series A Senior Preferred Stock or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of the Company in respect of the Secured Obligations or in respect of this Agreement.

      11. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. Secured Party shall not be obligated to preserve any rights Company may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of the Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Company and Secured Party and their respective participants, successors, and permitted assigns and shall take effect when signed by Company and Secured Party, and Company waives notice of Secured Party's acceptance hereof; provided, however, that the Secured Party's rights hereunder may not be transferred or assigned to any third party without the prior written consent of Company. This Agreement shall be governed by the internal law of the State of New York without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

      12. Waiver of Jury Trial: COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT COMPANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT.

      13. Termination. This Agreement and the Security Interest shall terminate when all the Secured Obligations have been fully and indefeasibly paid in full, at which time the Agent shall execute and deliver to the Company all Uniform Commercial Code termination statements and similar documents which the Company shall reasonably request to evidence such termination; provided, however, that all indemnities of the Company contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement for a period of six (6) months following the termination of this Agreement

            IN WITNESS WHEREOF, the parties have duly executed and delivered this Security Agreement as of the date and year first written above.

                             SECURED PARTY AND AGENT:
                             ------------------------

                             MIDDLEBURY CAPITAL LLC

                             By:____________________________________
                             Name:_______________________________
                             Title:________________________________


                             COMPANY:

                             POWERHOUSE TECHNOLOGIES GROUP, INC.


                             By:_________________________________
                             Name:  Jay Elliot
                                    -----------------------------
                             Title: Chief Executive Officer
                                    -----------------------------

                           COUNTERPART SIGNATURE PAGE
                              TO SECURITY AGREEMENT
                              DATED APRIL 23, 2004,
                   AMONG POWERHOUSE TECHNOLOGIES GROUP, INC.,
                           MIDDLEBURY CAPITAL LLC, AND
                       THE "PURCHASERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Security Agreement to which this Signature Page is attached, which, together with all counterparts of the Security Agreement and Signature Pages of the Company, Agent, and other "Purchasers" under the Security Agreement, shall constitute one and the same document in accordance with the terms of the Security Agreement.


PURCHASER:_____________________________


By:_____________________________
Name:
Title: